SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2003 (Date of Report) (Date of Earliest Event Reported)

TARGETED GENETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-23930 (Commission File No.)	91-1549568 (IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, WA 98101

(Address of Principal Executive Offices, Including Zip Code)

(206) 623-7612

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.

On June 7, 2003, Targeted Genetics Corporation announced preclinical data in support of its arthritis program at the 6th annual meeting of the American Society of Gene Therapy. A copy of the press release dated June 9, 2003 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

On June 6, 2003, Targeted Genetics announced preclinical data in support of its AIDS vaccine program at the 6th annual meeting of the American Society of Gene Therapy. A copy of the press release dated June 6, 2003 relating to this announcement is attached Exhibit 99.2 and is incorporated into this current report by reference.

On June 5, 2003, Targeted Genetics announced final results of its Phase II clinical trial in patients with cystic fibrosis at the 6th annual meeting of the American Society of Gene Therapy. A copy of the press release dated June 5, 2003 relating to this announcement is attached as Exhibit 99.3 and is incorporated into this current report by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of Targeted Genetics Corporation dated June 9, 2003

99.2	Press Release of Targeted Genetics Corporation dated June 6, 2003

99.3	Press Release of Targeted Genetics Corporation dated June 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: June 10, 2003	By:	/s/ TODD E. SIMPSON
Todd E. Simpson Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Targeted Genetics Corporation dated June 9, 2003

99.2	Press Release of Targeted Genetics Corporation dated June 6, 2003

99.3	Press Release of Targeted Genetics Corporation dated June 5, 2003